                                                                   EXHIBIT 10.28

                   SECOND FORBEARANCE AND AMENDMENT AGREEMENT
                   ------------------------------------------


     This Second Forbearance and Amendment Agreement (the "Forbearance Agreement") is dated as of June 4, 1997 (the "Forbearance Closing Date") and is made and entered into by and among CoreStates Bank, N.A. (the "Bank"), KPR Sports International, Inc. (the "Borrower"), Michael G. Rubin ("Rubin"), and
KPR Sports International, Europe, BV, Delmar Ski, Inc., MR Acquisitions, LLC, Apex Sports International, Inc., and MR Management, Inc. (collectively, the "Corporate Guarantors," and, together with Rubin, the "Guarantors"). The Borrower and the Corporate Guarantors are referred to collectively herein as the "Corporate Obligors."

                                   BACKGROUND
                                   ----------

     A. The Bank and the Guarantors are parties to that certain Forbearance and Amendment Agreement dated February 7, 1997 (as amended from time to time, the "First Forbearance Agreement") pursuant to which the Bank agreed, among other things, to forbear in the exercise of its remedies under the Loan Documents through June 3, 1997 in order to allow the Corporate Obligors to refinance or otherwise repay their obligations to the Bank.

     B. As of the Forbearance Closing Date, the Borrower and the Guarantors have been unable to refinance or otherwise repay their obligations and have asked for an additional period through November 30, 1997 within which to pursue their refinancing and repayment prospects.

     C. Pursuant to various loan agreements and documents, the Bank has extended a line of credit facility (the "Revolving Credit Facility") to the Borrower. Such loan agreements and documents (the "Existing Loan Documents") include, without limitation, the following:

          1. The First Forbearance Agreement and related documents;

          2. A Revolving Credit Agreement by and between the Bank and the Borrower dated as of August 15, 1996 (the "Credit Agreement");

          3. A Revolving Credit Note by the Borrower in favor of the Bank dated August 15, 1996 (the "KPR Note");

          4. Security Agreements executed by the Borrower and each of the Corporate Guarantors dated August 15, 1996;

          5. Guaranties (collectively, the "Corporate Guaranties") by each of the Corporate Guarantors in favor of the Bank dated August 15, 1996;

          6. A Guaranty (the "Rubin Guaranty," and, together with the Corporate Guaranties, the "Guaranties") by Rubin in favor of the Bank dated August 15, 1996;

          7. Various Memoranda of Security Agreements relating to trademarks owned by each of the Corporate Obligors;

          8. Various landlords' waivers and warehouseman's waivers executed by the entities owning and/or controlling the warehouses utilized by the Corporate Obligors in the conduct of their respective businesses;

          9. Various lockbox, cash collateral account, and cash management agreements;

         10.  An Assignment of Life Insurance by Rubin;

         11.  An Assignment of Rights Under Credit Insurance by the Borrower;

         12. A Subordination Agreement by the Borrower and Rubin in favor of the Bank;

         13. Various Uniform Commercial Code financing statements, corporate authorization documents, and other loan and security documents executed and delivered by any one or more of the Bank, the Corporate Obligors and/or Rubin prior to the Forbearance Closing Date.

As used herein, the term "Loan Documents" shall mean this Forbearance Agreement, the other Additional Loan Documents (hereinafter defined), the Existing Loan Documents, and all other documents now or hereafter entered into by and among the Bank, the Borrower and/or the Guarantors to evidence the Revolving Credit Facility and/or any of the other Obligations (hereafter defined). All capitalized terms contained herein which are not otherwise defined shall have the definitions set forth in the Credit Agreement.

     D. As of the Forbearance Closing Date, the obligations under the Existing Loan Documents have matured and certain Events of Default (collectively, the "Existing Events of Default") have occurred and are continuing under the Existing Loan Documents as a result of the following:

          1. the Borrower and its Affiliates, on a combined basis, have failed to maintain the Debt to Worth Ratios required by Section 7.02 (Debt to Worth Ratio) of the Credit Agreement;

          2. the Borrower and its Affiliates, on a combined basis, have failed to maintain the Tangible Net Worth levels required by Section 7.04 (Minimum Increase to Tangible Net Worth) of the Credit Agreement;

          3. the Borrower and its Affiliates provided the Bank with certain financial information which was found to be incorrect in certain material respects in violation of Section 4.04(3) (Financial Statements; Accuracy of Information) of the Credit Agreement;

          4. the amount outstanding under the Revolving Credit Facility has, from time to time, exceeded the Borrowing Base (the amount of such excess, as it may change from time to time after the date hereof, will be referred to as the "Overadvance"); and

          5. prior to April 7, 1997, the Borrower included in its Borrowing Base certain Accounts that were not Qualified Accounts.

     E. The Borrower and the Guarantors have requested that the Bank forbear from taking action with respect to the Existing Events of Default for the period from the Forbearance Closing Date through and including November 30, 1997, and amend certain terms of the Existing Loan Documents, to enable the Borrower to attempt to obtain replacement financing to repay the Obligations in full. The Bank has agreed to these requests upon the terms and conditions hereinafter set forth.

     NOW THEREFORE, incorporating the Background herein, and for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Bank, the Borrower, and the Guarantors agree as follows:

                          ARTICLE I - ACKNOWLEDGMENTS
                          ---------------------------

     1.1  Acknowledgment of  Existing Events of Default; Existing Loan
          ------------------------------------------------------------
Documents; Waiver of Defenses.  The Borrower and the Guarantors acknowledge
-----------------------------
that: (a) the Existing Events of Default enumerated in Section D of the Background Section of this Forbearance Agreement currently exist; (b) the Existing Events of Default are material in nature; and (c) the Existing Loan Documents are valid and enforceable against the Borrower and the Guarantors in every respect, and all of the terms and conditions thereof are binding upon the Borrower and the Guarantors. The Borrower further acknowledges and agrees that, as a result of the Existing Events of Default, the Bank is entitled immediately, and without further notice or declaration to the Borrower or anyone else, to accelerate the Obligations and to exercise its rights and remedies under the Loan Documents or otherwise. To the extent that any of the Loan Documents require notification by the Bank to the Borrower or the Guarantors of the existence of a default and an opportunity for the Borrower or the Guarantor to cure such a default, such notice and period for cure have been properly given by the Bank or are hereby waived by the Borrower and the Guarantors. To the extent that the Borrower or the Guarantors have any defenses, setoffs, claims, or counterclaims to repayment of the Obligations or against the Bank, such defenses, setoffs, claims, or counterclaims are hereby waived.

     1.2  Acknowledgment of Current Outstanding Obligations.  As of the date
          --------------------------------------------------
hereof, the Borrower is indebted to the Bank in an aggregate amount equal to the principal sum (including outstanding letters of credit) of $_____________________ plus accrued but unpaid interest, plus the Bank's costs and expenses associated with the Revolving Credit Facility, including, without limitation, the Bank's audit fees and attorneys' fees incurred in the negotiation and preparation of this Forbearance Agreement and the documents related hereto (the foregoing amounts are hereafter collectively referred to as the "Current Outstanding Obligations"), all without offset, counterclaims or defenses of any kind. Nothing contained herein shall alter, amend, modify or extinguish the Obligations of the Borrower and the Guarantors to repay the Obligations, and this Forbearance Agreement does not constitute a novation of any of the Loan Documents.

     1.3  Acknowledgment of Guarantor Obligations.  As of the Forbearance
          ----------------------------------------
Closing Date, the Guarantors are jointly, severally and unconditionally liable with the Borrower to the Bank for the Obligations.

     1.4  Acknowledgment of Liens and Priority. Except as disclosed to the Bank
          ------------------------------------
on schedule 1.4 hereof, pursuant to the Existing Loan Documents, the Bank holds first priority, perfected security interests in and liens upon all of the Borrower's assets and each of the Corporate Guarantor's assets, wherever located, now owned or hereafter acquired, and as more specifically described in the Existing Loan Documents. Such security interests and liens secure all of the Obligations including, without limitation, all amounts owed by the Borrower and the Guarantors to the Bank under the Existing Loan Documents. For purposes of this Forbearance Agreement, the word "Obligations" shall mean any and all obligations and liabilities of the Borrower to the Bank, of every kind and description, direct and indirect, absolute and contingent, sole, joint, several, or joint and several, primary or secondary, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument and includes obligations to perform acts and refrain from taking actions as well as obligations to pay money, and also includes the Current Outstanding Obligations.

     1.5  Reaffirmation of Security Interests; Cross-Collateralization.  All of
          ------------------------------------------------------------
the assets of the Borrower and each of the Guarantors pledged, assigned, conveyed, mortgaged, hypothecated or transferred to the Bank pursuant to the Loan Documents including, without limitation, all accounts receivable, inventory, equipment, general intangibles, contracts, contract rights, instruments, deposits, and documents of title (collectively, "the Collateral") constitute collateral security for all of the Obligations. The Borrower and the Guarantors hereby grant to the Bank and reaffirm their prior conveyance to the Bank of a continuing security interest in and lien on the Collateral as well as a security interest in and lien on any and all funds and/or monies of the Borrower and/or the Guarantors contained in accounts located at the Bank or at any of the Bank's subsidiaries or affiliates. The Borrower and the Guarantors agree to execute and deliver to the Bank such additional documentation deemed necessary or appropriate by the Bank, in its sole and absolute discretion, to achieve the purpose of this Section of the Forbearance Agreement.

     1.6  Reaffirmation of Guaranty.  In consideration of the undertakings of
          -------------------------
the Bank pursuant to this Forbearance Agreement, the Guarantors hereby reaffirm their respective Guaranties and all of their respective obligations to the Bank thereunder. The Guarantors further agree that any and all warrants to confess judgment contained in their respective Guaranties are valid and fully-enforceable against them. The Guarantors hereby consent to the execution and delivery by the Borrower of this Forbearance Agreement and all other documents and instruments to be executed in connection herewith. The Guarantors waive any right they may have to contest the validity or enforceability of their respective Guaranties by virtue of the Borrower's execution of this Forbearance Agreement and the other documents entered into or delivered in connection herewith.

     1.7  Additional Acknowledgments.  The Borrowers and the Guarantors
          --------------------------
acknowledge and agree that as of and at all times after the Forbearance Closing
Date: (a) the Borrower will not be given credit on any of its accounts for uncollected funds; (b) the Bank will not issue for the Borrower's account any letter of credit expiring later than January 15, 1998; and (c) the Bank's agreement to enter into this Forbearance Agreement and the Additional Forbearance Documents does not constitute the consent of the Bank to any proposed merger between the Borrower and RYKA, Inc. and the Bank expressly reserves the right to review the terms of any proposed merger as and when presented.

                  ARTICLE II - AMENDMENTS TO CREDIT AGREEMENT
                  --------------------------------------------


     2.1 The definition of "Termination Date" as set forth on page 8 of the Credit Agreement is hereby deleted in its entirety and a new definition of "Termination Date" is hereby added in its place as follows:

          "Termination Date" shall have the meaning given to that term in the Second Forbearance Agreement.

     2.2 The following new definition is hereby added to section 1.01 of the Credit Agreement in appropriate alphabetical order as follows:

          "Second Forbearance Agreement" shall mean that certain Second Forbearance and Amendment Agreement dated as of June 4, 1997 by and among the Borrower, the Guarantors, and the Bank, as amended, supplemented, or modified from time to time.

     2.3 Section 2.01 of the Credit Agreement is hereby deleted in its entirety and a new Section 2.01 is added in its place as follows:

               SECTION 2.01. Revolving Credit. The Bank agrees, on the terms and conditions hereinafter set forth, to make loans (the "Loans") to the Borrower from time to time during the period from the date of the Second Forbearance Agreement up to and including the Termination Date in an aggregate amount not to exceed at any time the lesser of: (i) Fifteen Million Dollars ($15,000,000) plus the Applicable Overline Allowance (hereafter defined), as such amount may be reduced pursuant to Section 2.02., or (ii) the Borrowing Base plus any Permitted Overadvance (hereafter defined) (as the case may be, the "Commitment"). Within the limits of the Commitment, the Borrower may borrow, prepay pursuant to section 2.07(2), and reborrow under this section 2.01. All Loans shall be Prime Loans notwithstanding any reference to LIBOR Loans contained in this Agreement. All Loans shall be made and maintained at the Bank's Lending Office.

               As used in this Agreement, the term "Permitted Overadvance" shall mean the dollar amount in excess of the Borrowing Base corresponding to the following specific time periods:

               PERIOD                               PERMITTED OVERADVANCE
               ------                               ---------------------

               June 1, 1997 through June 30, 1997     $4.4 million

               July 1, 1997 through July 31, 1997     $5.2 million

               August 1, 1997 through
               August 31, 1997                        $4.2 million

               September 1, 1997 through
               September 30, 1997                     $2.0 million

               October 1, 1997 through
               October 31, 1997                       $    500,000

               November 1, 1997 and
               thereafter                             $0


               As used in this Agreement the term "Applicable Overline Allowance" shall mean for the month ending as of each date, the dollar amount in excess of $15,000,000 corresponding to such date:

               Month Ending              Applicable Overline Allowance
               -------------             -----------------------------

               June 30, 1997                        $2,900,000.00
               July 31, 1997                        $5,750,000.00
               August 31, 1997                      $4,600,000.00
               September 30, 1997                   $1,000,000.00
               October 31, 1997
                    and at all times thereafter     $       0

     2.4 Section 2.05 of the Credit Agreement is hereby deleted in its entirety and a new Section 2.05 is added in its place as follows:

               SECTION 2.05.  Interest.

               From June 1, 1997 through and including the Termination Date, the Borrower shall pay interest to the Bank on the outstanding and unpaid principal amount of the Loans made under this Agreement at the following rates for each of the designated time periods:

                    Time Period                      Applicable Rate
                    -----------                      ---------------

               June 1, 1997 - June 30, 1997            Prime + 2 1/4%
               July 1, 1997 - July 31, 1997            Prime + 3 1/4%
               August 1, 1997 - August 31, 1997        Prime + 4 1/4%
               September 1, 1997 - September 30, 1997 Prime + 5 1/4% October 1, 1997 - October 31, 1997 Prime + 6 1/4%
               November 1, 1997 - November 30, 1997
               -- Date of Final Payment                Prime + 7 1/4%

               Notwithstanding the foregoing, at the election of the Bank, at any time following the Termination Date and continuing thereafter until the Loans are repaid in full, interest shall accrue at a default rate equal to the otherwise applicable rate plus two percentage points.

     2.5 The first sentence of Section 2.10 of the Credit Agreement is hereby amended by deleting therefrom the clause beginning "provided that in no event .
 . ." and ending "Termination Date" and inserting in its place the following:

               provided that in no event shall any such letter of credit be written with a tenor of more than 120 days or to expire later than the earlier to occur of: (i) 120 days from the date of issuance; or (ii) January 15, 1998.


     2.6 New sections 8.01(13) and 8.01(14) are hereby added to the Credit Agreement as follows:

               (13) Any one or more Events of Default occurs under the Second Forbearance Agreement.

               (14) Any one or more Events of Default occurs under that certain Revolving Credit Agreement dated as of August 15, 1996 by and between the Bank and RYKA Inc.

ARTICLE III - ADDITIONAL COVENANTS OF BORROWER AND GUARANTOR
------------------------------------------------------------

          The Borrower and the Guarantors, jointly and severally, covenant and agree that from the date hereof and until the satisfaction of the Obligations, unless the Bank shall otherwise consent in writing:

     3.1  Execution of Other Documents.  At the Bank's request, the Borrower
          ----------------------------
and/or the Guarantors, as the case may be, shall execute and deliver to the Bank such other documents and instruments, including, without limitation, Uniform Commercial Code financing statements, as the Bank, in its sole discretion, deems necessary or convenient to carry out the terms of this Forbearance Agreement and all other documents and instruments executed in connection herewith or otherwise relating to this Forbearance Agreement.

     3.2  Existing Covenants.  Unless otherwise provided herein, the Borrower
          ------------------
and each of the Guarantors, as the case may be, shall comply with each of their respective covenants set forth in the Loan Documents.

     3.3  Reporting Requirements.  The Borrower will provide the Bank with
          ----------------------
financial statements satisfactory to the Bank and consistent with past practice within fifteen (15) days of each month-end. In addition to the existing reporting requirements set forth in the Loan Documents, beginning on July 15, 1997 and continuing on the fifteenth day of each month thereafter, the Borrower will provide the Bank with a Closeout Inventory Report in form and substance satisfactory to the Bank reflecting purchase order dates for all closeout inventory, number of units purchased, dollar value of such units, amounts sold to customers, and units remaining as of the immediately preceding month-end.

     3.4  Extended Scope Audits.  In addition to the regular inspection and
          ---------------------
audit provisions set forth in the Loan Documents, the Bank shall have the right at any time and from time at the Borrower's expense to conduct extended scope audits of the Accounts of the Borrower and each of the Corporate Guarantors for the purpose of determining compliance with the Borrowing Base.

     3.5  Forbearance Financial Covenants.  Without the Bank waiving any
          --------------------------------
Existing Events of Default, so long as the Obligations remain unpaid or the Bank shall have any Commitment under the Credit Agreement:

          (a) Minimum Tangible Net Worth. The Borrower and its Affiliates shall maintain Tangible Net Worth on a combined basis of not less than $500,000 as at June 30, 1997 and at all times thereafter.

          (b) Inventory Turnover Ratio. On an annualized basis as of each designated month-end, the Borrower will maintain an Inventory Turnover Ratio (defined as cost of goods sold divided by the average monthly inventory value) equal to or greater than the following:


                                        Inventory Turnover Ratio
                                        ------------------------

               June 30, 1997                    4.0
               July 31, 1997                    4.0
               August 31, 1997                  4.9
               September 30, 1997               4.7
               October 31, 1997                 5.2
               November 30, 1997                3.0

          For purposes of calculating the Inventory Turnover Ratio, the average monthly inventory value will be calculated as one half of the sum of book inventory value as of the first day of the applicable month plus the book inventory value as of the last day of the applicable month.

          (c) Receivables Turnover Ratio. On an annualized basis as of each designated month-end, the Borrower will maintain a Receivables Turnover Ratio (defined as net sales over average monthly accounts receivable) equal to or greater than the following:

                                     Receivables Turnover Ratio (KPR)
                                     ---------------------------------

               June 30, 1997                     4.0
               July 31, 1997                     5.5
               August 31, 1997                   5.0
               September 30, 1997                4.0
               October 31, 1997                  3.7
               November 30, 1997                 2.3

          For purposes of calculating the Receivables Turnover Ratio, the average monthly accounts receivable will be calculated as one half of the sum of accounts receivable value as of the first day of the applicable month plus the accounts receivable value as of the last day of the applicable month.


          (d) Maximum Closeout Inventory. The Borrower will reduce its closeout inventory in increments such that the value of all such closeout inventory will not exceed the following as of and at all times following the designated date:

                                           Closeout Inventory
                                                  Value
                                         -----------------------

               June 30, 1997                      $6,500,000
               July 31, 1997                      $5,500,000
               August 31, 1997                    $4,500,000
               September 30, 1997                 $4,000,000


          (e)  Closeout Inventory Resale.    The Borrower will sell fifty
     percent (50%) of all closeout inventory purchased after the Forbearance Closing Date within thirty (30) days of such purchase.

     3.6  Tang Group Transaction.  The Borrower will provide the Bank with full
          ----------------------
disclosure related to the proposed Tang Group equity transaction and will provide the Bank with the information necessary to review and consider providing consent for the Tang transaction consistent with the Loan Documents. The Bank agrees that it will use its best efforts to respond promptly to all requests for approval of any proposal related to the Tang Group equity transaction.

     3.7  Retention of Consultant.  The Borrower will continuously employ Penn
          -----------------------
Hudson or some other management consultant acceptable to the Bank in the Bank's sole discretion for the purpose of assisting the Borrower in formulating and implementing a business recovery plan.

     3.8  Closeout Inventory Component of Borrowing Base.  The Borrower
          ----------------------------------------------
acknowledges and agrees that the Bank may, in its sole discretion, reduce or eliminate the closeout inventory component of the Borrowing Base as of or at any time after August 15, 1997.

     3.9  October - November Projections.  On or before June 30, 1997, the
          ------------------------------
Borrower must provide to the Bank cash flow projections for the period beginning October 1, 1997 through and including November 30, 1997, in form and substance satisfactory to the Bank in its sole discretion.

     3.10 Proceeds from Sale of KPR Europe.  Any net proceeds (the "KPR Europe
          --------------------------------
Proceeds") generated from the sale of KPR Sports International Europe, B.V., or the sale of any assets of KPR Sports International Europe, B.V. other than in the ordinary course of business, will be held in an interest bearing cash collateral account with the Bank and applied as may be mutually agreed between the Bank and the Borrower; provided however, that at any time after the occurrence of an Event of Default, the Bank may set off and apply the KPR Europe Proceeds to the Obligations in accordance with the Bank's remedies under the Loan Documents.

     3.11 Forbearance Fee.  On the Forbearance Closing Date, as consideration
          ---------------
for the Bank's undertakings pursuant to this Forbearance Agreement, a non-refundable fee (the

"Forbearance Fee") of $125,000 shall accrue and be payable in two equal installments of $62,500, payable on the Forbearance Closing Date and August 25, 1997, respectively.

     3.12 Termination Date Fee.  If the Borrower has not paid the Obligations in
          --------------------
full on or prior to the Termination Date, an additional fee of $250,000 (the "Termination Date Fee") will accrue and be immediately payable as of the Termination Date. The accrual and/or payment of the Termination Date Fee shall in no way be deemed evidence of a commitment on the part of the Bank to extend the Revolving Credit Loans beyond the Termination Date.

     3.13 Borrowing Base Certification.  From and after the Forbearance Closing
          -----------------------------
Date, until such time as the Bank in its sole discretion elects to restore a daily Borrowing Base requirement, the Borrower will submit to the Bank on each Friday a Borrowing Base Certificate in form and substance satisfactory to the Bank and based upon which the Borrower may draw Advances within the Commitment for the following week. To the extent that the Borrower's cash needs on any day exceed the amount reflected as available on the Borrowing Base Certificate submitted on the preceding Friday, the Borrower will submit an updated Borrowing Base Certificate on such day certifying that the requested Advances for such day are within the Commitment.

                      ARTICLE IV - FORBEARANCE BY THE BANK
                      ------------------------------------

     Subject to the terms and conditions of this Forbearance Agreement, and without waiving the Existing Events of Default and the right to exercise rights and remedies, the Bank agrees to forbear from enforcing its remedies under the Loan Documents or applicable law as a result of the Existing Events of Default until the earlier to occur of: (i) November 30, 1997; or (ii) the occurrence of an Event of Default (other than the Existing Events of Default existing as of the Forbearance Closing Date) under this Forbearance Agreement (such date, as the case may be, to be referred to hereinafter as the "Termination Date").


                        ARTICLE V - CONDITIONS PRECEDENT
                        --------------------------------

          The effectiveness of this Forbearance Agreement and the Bank's obligations hereunder are conditioned upon the fulfillment by the Borrower and/or the Guarantors, as the case may be, of all of the following conditions precedent:

     5.1  Documents to be Delivered to the Bank.  The Borrower shall deliver or
          -------------------------------------
cause to be delivered to the Bank, in form and substance satisfactory to the Bank, the following (collectively, the "Additional Loan Documents"):

          (a) This Forbearance Agreement duly executed by the Borrower and the Guarantors;

          (b) An Amended and Restated Revolving Credit Note;

          (c) The unlimited personal guaranty of Rubin;

          (d) A Stock Pledge Agreement by Rubin;

          (e) A Negative Pledge by Rubin in favor of the Bank (Henderson Road Facility);

          (f) Landlord's Consent and Waiver (Henderson Road Facility);

          (g) Unlimited Guaranty of MR Acquisitions, LLC;

          (h) Stock Pledge Agreement by MR Acquisitions, LLC;

          (i) Acknowledgments of Confession of Judgment by the Borrower and each Guarantor;

          (j) Amendment Agreement duly executed by RYKA and all documents referred to therein;

          (k) A Certification of Corporate Authority executed by the Secretary of the Corporate Obligors, dated as of the date of this Forbearance Agreement, certifying the incumbency and signature of the officers of the Corporate Obligors executing this Forbearance Agreement and all other documents to be delivered by them pursuant hereto, together with evidence of the incumbency of such Secretary;

          (l) such Uniform Commercial Code Financing Statements and other security documents as shall be presented by the Bank on or before the Forbearance Closing Date;

          (m) the original note evidencing all subordinated indebtedness owed by the Borrower to Rubin;

          (n) each of the Closing Payments referenced on the Closing Agenda issued in connection with this Forbearance Agreement; and

          (o) such other documents as may be required by the Bank.

     5.2  Payment of Bank's Legal Fees.  On or before the Forbearance Closing
          ----------------------------
Date, the Borrower shall pay to the Bank the amount of the Bank's legal fees and expenses incurred through the Forbearance Closing Date in connection with the Existing Events of Default, the

Loan Documents, this Forbearance Agreement, and all documents executed and negotiations undertaken in connection with any of the foregoing; provided, however, that the Bank will provide the Borrower with invoices related to such legal fees and expenses following the Borrower's payment thereof. The Borrower hereby consents to the debiting by the Bank of the Borrower's operating account for the payment of such legal fees and expenses.

     5.3  Payment of Bank's Costs.  On or before the Forbearance Closing Date,
          -----------------------
the Borrower shall pay to the Bank the amount of the Bank's costs incurred in connection with this Forbearance Agreement and the other Loan Documents, if any, including but not limited to, any audit fees due to Boston & Associates; provided, however, that the Bank will provide the Borrower with invoices related to such costs following the Borrower's payment thereof. The Borrower hereby consents to the debiting by the Bank of the Borrower's operating account for the payment of such costs.

     5.4  First Installment of Forbearance Fee.  On or before the Forbearance
          ------------------------------------
Closing Date, the Borrower will pay the first installment of the Forbearance Fee. The Borrower hereby consents to the debiting by the Bank of the Borrower's operating account for the payment of both installments of the Forbearance Fee.


                  ARTICLE VI - REPRESENTATIONS AND WARRANTIES
                  -------------------------------------------

          To induce the Bank to enter into this Forbearance Agreement and as partial consideration for the terms and conditions contained herein, the Borrower and the Guarantors make the following representations and warranties to the Bank, each and all of which shall survive the execution and delivery of this Forbearance Agreement and all of the other documents executed in connection herewith:

     6.1  Organization and Location.
          -------------------------

          (a) The Corporate Obligors are corporations duly incorporated, organized, validly existing and in good standing under the laws of their respective states of incorporation, and are duly authorized to do business and are duly qualified as foreign corporations in all jurisdictions wherein the nature of their businesses or properties make such qualification necessary, and have the corporate power to own their respective properties and to carry on their respective businesses as now conducted;

          (b) The Corporate Obligors have the requisite corporate power and authority to deliver and perform this Forbearance Agreement and all of the documents executed by them in connection herewith;

          (c) Rubin is sui juris and has the authority to execute, deliver and
                       --- -----
perform this Forbearance Agreement and all of the documents executed by him in connection herewith;

          (d) Every fictitious name, trade name, division or style under which any of the Corporate Obligors conducts any business has been disclosed to the Bank in writing together with the names of each and every jurisdiction in which the same are utilized, and are included herein on Schedule 6.1(d) attached
                                                  ---------------
hereto;

          (e) Every joint venture, partnership, enterprise or stock ownership involvement any of the Corporate Obligors has been disclosed to the Bank herein on Schedule 6.1(e) attached hereto;
   ---------------

          (f) Each affiliate and subsidiary of each of the Corporate Obligors is named on Schedule 6.1(f) attached hereto; and
         ---------------

          (g) The information contained on each of the Security Agreement Questionnaires attached hereto as Schedule 6.1(g) is true, complete and accurate as of the Forbearance Closing Date.

     6.2  Authorization; Valid and Binding Agreement.  All corporate action
          ------------------------------------------
required to be taken by the Corporate Obligors, and their respective officers, directors and stockholders and all actions required to be taken by the principals of the Corporate Obligors for the authorization, execution, delivery and performance of this Forbearance Agreement and other documents contemplated hereby have been taken. Each person executing this Forbearance Agreement on behalf of any of the Corporate Obligors is an authorized officer of such Corporate Obligor. This Forbearance Agreement is, and each of the documents executed pursuant hereto will be, legal, valid, and binding obligations of the party or parties thereto, enforceable against each such party in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium and other laws or equitable principles affecting creditors' rights generally.

     6.3  Location of Assets of Borrower and the Guarantor.  The locations of
          ------------------------------------------------
all of the Corporate Obligors' inventory, equipment, warehouses, sales offices, main offices, and product distribution centers are listed on Schedule 6.3
                                                             ------------
attached hereto. All of the real property of the Corporate Obligors is located at the addresses set forth on Schedule 6.3 attached hereto.
                              ------------

     6.4  Compliance with Laws.  Each of the Corporate Obligors is in compliance
          --------------------
in all material respects with all laws, regulations and requirements applicable to its business, and has not received, and has no knowledge of, any order or notice of any governmental investigation or of any violations or claims of violation of any law, regulation or any governmental requirement.

     6.5  No Conflict; Government Approvals.  The execution, delivery and
          ---------------------------------
performance by the Corporate Obligors of this Forbearance Agreement and the other documents executed in connection herewith will not:

          (a) conflict with, violate or result in the breach of any provisions of any applicable law, rule, regulation or order; or

          (b) conflict with or result in the breach of any provision of their respective Articles of Incorporation, operating agreements, charters, and/or by-laws. No authorization, consent or approval of, or other action by, and no notice of or filing with, any governmental authority or regulatory body is required to be obtained or made by any of the Corporate Obligors for the due execution, delivery and performance of this Forbearance Agreement.

     6.6  Third Party Consents.  The execution, delivery and performance by the
          --------------------
Corporate Obligors and Rubin of this Forbearance Agreement and the documents related hereto will not:

          (a) require any consent or approval of any person or entity which has not been obtained prior to, and which is not in full force and effect as of, the date of this Forbearance Agreement;

          (b) result in the breach of, default under, or cause the acceleration of any obligation owed under any loan, credit agreement, note, security agreement, lease indenture, mortgage, loan document or other agreement by which any of them are bound or affected; or

          (c) result in, or require the creation or imposition of, any lien or encumbrance on any of their respective properties other than those liens or security interests in favor of the Bank or the liens or security interests disclosed to the Bank in the Loan Documents.

     6.7  Financial Statements; Reporting.
          -------------------------------

          (a) Except as otherwise disclosed in writing to the Bank prior to the Forbearance Closing Date, all balance sheets, reports, Borrowing Base Certificates, budgets, reconciliations, accounts receivable reports, and other financial information supplied to the Bank with respect to the Corporate Obligors have been prepared in form acceptable to the Bank and, if applicable, in conformity with GAAP, and present fairly the financial condition and results of operations for the period covered thereby of the Corporate Obligors. Since December 31, 1996, there has been no material adverse change in the financial condition or results of operation except as disclosed to the Bank in writing prior to the Forbearance Closing Date.

          (b) Neither the Corporate Obligors nor Rubin know of any facts, other than those already disclosed in writing to the Bank that materially adversely affect or in so far as can be foreseen, will materially adversely affect their ability to perform their respective obligations under this Forbearance Agreement and other Loan Documents.

     6.8  Litigation and Contingent Liabilities.  Except as set forth on
          -------------------------------------
Schedule 6.8 attached hereto, no action, suit, litigation, administrative or
------------
governmental proceeding is pending, or to the knowledge of any officer of any of the Corporate Obligors, is threatened against any of the Corporate Obligors or any of their respective properties in which the amount involved exceeds $100,000.00 in the aggregate.

     6.9  Exclusive and First Priority Perfected Lien.  The Bank has, as of the
          -------------------------------------------
date of this Forbearance Agreement, and shall continue to have, until all of the Obligations are paid in full, first priority, valid perfected liens upon and security interests in all of the Collateral to secure the payment and performance of all of the Obligations.

     6.10 No Untrue or Misleading Statements.  Neither this Forbearance
          ----------------------------------
Agreement nor any other document executed in connection herewith contains any untrue statement of a material fact or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate.

     6.11 No Events of Default.  Other than the Existing Events of Default, no
          --------------------
default(s) or Event(s) of Default has/have occurred as of the date hereof under any of the Loan Documents.

     6.12 Other Representations and Warranties.  The Corporate Obligors and
          ------------------------------------
Rubin hereby reaffirm all of their representations and warranties to the Bank contained in the Loan Documents, and warrant that such representations and warranties are true and correct as of the date of this Forbearance Agreement.

                        ARTICLE VII - EVENTS OF DEFAULT
                        -------------------------------

     The occurrence of any one or more of the following shall constitute an Event of Default under this Forbearance Agreement:

      7.1 Borrower's Failure to Pay.  The Borrower fails to pay any amount of
          -------------------------
principal, interest, fees or other sums within one (1) day after the date when due under this Forbearance Agreement or any of the Loan Documents, or any other Obligations, whether upon stated maturity, acceleration, or otherwise.

      7.2 Breach of Covenants or Conditions.  The Borrower or any Guarantor
          ---------------------------------
fails to perform or observe any covenant, term, agreement or condition in this Forbearance Agreement or any of the other Loan Documents or is in violation of or non-compliance with any provision of this Forbearance Agreement or any of the Loan Documents after the expiration of any cure period, if any, set forth in the Loan Documents with respect to such covenant, term, agreement or condition.

      7.3 Defaults in Other Agreements.  The Borrower or any Guarantor fails to
          ----------------------------
perform or observe any term, covenant, agreement or condition contained in, or there shall occur any default under or as defined in, any other agreement applicable to the Borrower or any Guarantor or by which the Borrower or any Guarantor is bound which shall not be remedied within the period of time (if any) within which such other agreement permits such default to be remedied, unless such default is waived by the other party thereto or excused as a matter of law.

      7.4 Agreements Invalid.  The validity, binding nature of, or
          ------------------
enforceability of any material term or provision of any of the Loan Documents is disputed by, on behalf of, or in the right or name of the Borrower or any material term or provision of any such Loan Document is found or declared to be invalid, avoidable, or non-enforceable by any court of competent jurisdiction.

      7.5 False Warranties; Breach of Representations.  Except as otherwise
          -------------------------------------------
disclosed to the Bank in writing prior to the Forbearance Closing Date, any warranty or representation made by the Borrower or any Guarantor in this Forbearance Agreement or any other Loan Document or in any certificate or other writing delivered under or pursuant to this Forbearance Agreement or any other Loan Document, or in connection with any provision of this Forbearance Agreement or related to the transactions contemplated hereby shall prove to have been false or incorrect or breached in any material respect.

      7.6 Judgments.  A final non-appealable judgment or judgments is entered,
          ---------
or an order or orders of any judicial authority or governmental entity is issued against the Borrower and/or any Guarantor (such judgment(s) and order(s) hereinafter collectively referred to as "Judgment") (i) for payment of money, which Judgment, in the aggregate, exceeds Fifty Thousand Dollars ($50,000) outstanding at any one time; or (ii) for injunctive or declaratory relief which would have a material adverse effect on the ability of the Borrower or any of the other Corporate Obligors to conduct their respective businesses, and such Judgment is not discharged or execution thereon or enforcement thereof stayed pending appeal, within thirty days after entry or issuance thereof, or, in the event of such a stay, such Judgment is not discharged within thirty days after such stay expires.

      7.7 Bankruptcy or Insolvency of the Borrower.
          ----------------------------------------

          (a) Any Corporate Obligor or Rubin becomes insolvent, or generally fails to pay, or is generally unable to pay, or admits in writing its inability to pay, its debts as they become due or applies for, consents to, or acquiesces in, the appointment of a trustee, receiver or other custodian or a substantial part of its property, or makes a general assignment for the benefit of creditors.

          (b) Any Corporate Obligor or Rubin commences any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any state or federal bankruptcy or insolvency law, or any dissolution or liquidation proceeding.

          (c) Any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any state or federal bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is involuntarily commenced against or in respect of any Corporate Obligor or Rubin, or an order for relief is entered in any such proceeding and such case or proceeding is not fully and finally dismissed within thirty (30) days.

          (d) A trustee, receiver, or other custodian is appointed for any Corporate Obligor or Rubin or a substantial part of any of their respective assets.

      7.8 Event of Default Under Other Loan Documents.  Any Event of Default
          -------------------------------------------
(other than the Existing Events of Default existing as of the Forbearance Closing Date) occurs under any of the Loan Documents and is not cured within the applicable grace period, if any.

      7.9 Event of Default Under RYKA Loan Documents.  Any Event of Default
          ------------------------------------------
occurs under that certain Revolving Credit Agreement dated August 15, 1996 by and between the Bank and RYKA Inc.


                            ARTICLE VIII - REMEDIES
                            -----------------------

     In addition to the rights and remedies set forth in the Credit Agreement, the KPR Note and the other Loan Documents, the Bank shall also be entitled to exercise the following remedies as indicated:

      8.1  Loan Documents; Applicable Law.  Upon and following the occurrence of
           ------------------------------
any one or more Events of Default, the Bank may, in its sole discretion, enforce all of its remedies as set forth hereunder, under the Loan Documents, and/or under applicable law, against the Borrower and/or any one or more of the Guarantors. Without limiting the foregoing, upon the occurrence of an Event of Default (and the expiration of any cure periods, if any, as provided under the Loan Documents), at the option of the Bank, without notice to the Borrower or the Guarantors, all Obligations shall automatically accelerate and immediately become due and payable.

      8.2  Right of Set-Off.
           ----------------

          If any of the Obligations shall be due and payable or any one or more Events of Default shall have occurred and any applicable cure periods have expired, the Bank shall have the right, in addition to all other rights and remedies available to it, without notice to the Borrower or the Guarantors, to apply toward and set-off against and apply to the then unpaid balance of the Obligations any items or funds held by the Bank or any affiliates of the Bank, any and all deposits (whether general or special, time or demand, matured or unmatured, fixed or contingent, liquidated or unliquidated) now or hereafter maintained by the Borrower or any of the Guarantors with the Bank or with an affiliate of the Bank, and any other indebtedness at any time held or owing by the Bank or an affiliate of the Bank to or for the credit or the account of the Borrower or the Guarantors. For such purpose the Bank shall have, and the Borrower and the Guarantors hereby grant to the Bank, a first lien on all such deposits. The Bank is hereby authorized to charge any such account or indebtedness for any amounts due to the Bank. Such right of set-off shall exist whether or not the Bank shall have made any demand under this Forbearance Agreement, the KPR Note or any other Loan Document and whether or not the

KPR Note and the other Obligations are matured or unmatured. The Borrower and the Guarantors hereby confirm the Bank's lien on such accounts and the Bank's rights of set-off, and nothing in this Forbearance Agreement shall be deemed any waiver or prohibition of such lien and rights of set-off.

     8.3  Confession of Judgment.
          ----------------------

          THE BORROWER AND EACH OF THE GUARANTORS HEREBY IRREVOCABLY AUTHORIZE AND EMPOWER THE BANK, BY ITS ATTORNEY, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT OR AT ANY TIME THEREAFTER, TO APPEAR FOR THE BORROWER, THE GUARANTORS AND/OR ANY ONE OR MORE OF THEM AND, WITHOUT DECLARATION OR STAY OF EXECUTION, CONFESS AND ENTER JUDGMENT AGAINST THE BORROWER, THE GUARANTORS AND/OR ANY ONE OR MORE OF THEM IN FAVOR OF THE BANK IN ANY JURISDICTION IN WHICH SUCH ENTITY OR INDIVIDUAL OR ANY PROPERTY OF SUCH ENTITY OR INDIVIDUAL IS LOCATED. SUCH JUDGMENT SHALL BE FOR ALL OBLIGATIONS TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION FEES (INCLUDING ATTORNEYS' FEES) WITH RELEASE OF ALL ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH. THE BORROWER AND THE GUARANTORS HEREBY KNOWINGLY, WILLINGLY, AND INTENTIONALLY WAIVE AND RELEASE ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY, OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREINAFTER ENACTED. IF A COPY OF THIS FORBEARANCE AGREEMENT VERIFIED BY AFFIDAVIT OF THE BANK OR A PERSON ON BEHALF OF THE BANK SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL FORBEARANCE AGREEMENT AS A WARRANT OF ATTORNEY. THIS AUTHORITY AND POWER TO APPEAR FOR AND CONFESS AND ENTER JUDGMENT AGAINST THE BORROWER, THE GUARANTORS, AND/OR ANY ONE OR MORE OF THEM SHALL NOT BE EXHAUSTED BY THE SINGLE EXERCISE THEREOF AND SHALL CONTINUE UNTIL THE OBLIGATIONS ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED. THE BORROWER AND EACH GUARANTOR HEREBY WARRANT AND REPRESENT THAT THEY HAVE REVIEWED THIS FORBEARANCE AGREEMENT WITH THEIR LEGAL COUNSEL, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS CONTAINED IN THIS CONFESSION OF JUDGMENT SECTION. THE BORROWER AND THE GUARANTORS FURTHER ACKNOWLEDGE THAT THE MEANING AND EFFECT OF THIS CONFESSION OF JUDGMENT HAS BEEN EXPLAINED TO THEM BY THEIR LEGAL COUNSEL.

                           ARTICLE IX - MISCELLANEOUS
                           --------------------------

     9.1  Continuing Effect.  Except as amended hereby, all of the Loan
          -----------------
Documents shall remain in full force and effect and bind and inure to the benefit of the parties thereto and are hereby ratified and confirmed.

     9.2  Submission to Jurisdiction; Selection of Forum.  The Borrower and the
          ----------------------------------------------
Guarantors submit to the jurisdiction of the courts of the Commonwealth of Pennsylvania, and the United States District Court for the Eastern District of Pennsylvania. The Borrower and the Guarantors further stipulate and acknowledge that venue is proper in any court located in Pennsylvania and in the United States District Court for the Eastern District of Pennsylvania and waive personal service of process and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail, return receipt requested, in accordance with the notice provisions of this Forbearance Agreement.

     9.3  Judicial Proceedings.  The Borrower and the Guarantors agree that any
          --------------------
suit, action or proceeding, whether claim or counterclaim, brought or instituted by the Borrower, the Guarantors, or any of their respective successors or assigns, on or with respect to this Forbearance Agreement, or the dealings of the parties with respect hereto, shall be tried only by a court and not by a jury. THE BORROWER AND THE GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Further, the Borrower and the Guarantors waive any right they may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. THE BORROWER AND THE GUARANTORS ACKNOWLEDGE AND AGREE THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS FORBEARANCE AGREEMENT AND THAT THE BANK WOULD NOT ENTER INTO THIS FORBEARANCE AGREEMENT WITH THE BORROWER AND THE GUARANTORS IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS FORBEARANCE AGREEMENT.

     9.4  Cooperation; Other Documents.  At all times following the execution of
          ----------------------------
this Forbearance Agreement, the Borrower and the Guarantors shall execute and deliver to the Bank, or shall cause to be executed and delivered to the Bank, and shall do or cause to be done all such other acts and things as the Bank may reasonably deem to be necessary or desirable to assure the Bank of the benefit of this Forbearance Agreement and the documents comprising or relating to this Forbearance Agreement.

     9.5  Remedies Cumulative; No Waiver.  The respective rights, powers and
          ------------------------------
remedies of the Bank in this Forbearance Agreement and in the other Loan Documents are cumulative and not exclusive of any right, power or remedy provided in the Loan Documents, by law or equity and no failure or delay on the part of the Bank in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     9.6  Notices.  Any notice given pursuant to this Forbearance Agreement or
          -------
pursuant to any document comprising or relating to this Forbearance Agreement or any of the other Loan Documents shall be in writing, including telecopies. Notice given by telecopy or other electronic mail shall be deemed to have been given and received when sent. Notice given by overnight mail courier shall be deemed to have been given and received one (1) day after the date delivered to such overnight courier by the party sending such Notice. Notice by mail shall be deemed to have been given and received three (3) days after the date deposited, when sent by first class certified mail, postage prepaid, and addressed as follows:

          To the Borrower:

               KPR Sports International, Inc.
               555 South Henderson Road
               King of Prussia, PA 19406
               Attention: Michael Rubin, President
               Telecopy: (610) 768-0753


          With a copy to:

               David S. Mandel, Esquire
               Astor, Weiss, Kaplan, and Rosenblum
               The Bellevue, 6th Floor
               Broad Street at Walnut
               Philadelphia, PA 19102
               Telecopy:  (215) 790-0509


          To the Guarantors:

               c/o KPR Sports International, Inc.
               555 South Henderson Road
               King of Prussia, PA 19406
               Attention: Michael G. Rubin, President
               Telecopy: (610) 768-0753

          To the Bank:

               CoreStates Bank, N.A.

               1339 Chestnut Street
               Philadelphia, PA 19102
               Attention: C.B. Cook, Vice President
               Telecopier No.:  (215) 786-7657

          With a copy to:

               Duane, Morris & Heckscher
               One Liberty Place, 41st Floor
               Philadelphia, PA  19103
               Attention:  Peter S. Clark, Esquire
                           James J. Holman, Esquire
               Telecopier Number:  215-979-1020

A party may change his or its address by giving written notice of the changed address to the other parties, as specified herein. This Section 9.6 shall amend and restate in its entirety, effective as of the Forbearance Closing Date,
Section 9.02 of the Credit Agreement

     9.7  Indemnification.
          ---------------

          If, after receipt of any payment of all or any part of the Obligations, the Bank is compelled to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Forbearance Agreement and the other Loan Documents shall continue in the full force and effect, and the Borrower and the Guarantors shall be jointly and severally liable for, and shall indemnify, defend and hold harmless the Bank with respect to the full amount so surrendered. The provisions of this section shall survive the termination of this Forbearance Agreement and the other Loan Documents and shall be and remain effective notwithstanding the payment of the Obligations, the cancellation of the KPR Note, the release of any lien, security interest or other encumbrance securing the Obligations or any other action which the Bank may have taken in reliance upon its receipt of such payment. Any cancellation of the KPR Note, release of any such encumbrance or other such action shall be deemed to have been conditioned upon any payment of the Obligations having become final and irrevocable.

     9.8  Costs, Expenses and Attorneys' Fees.   The Borrower and the Guarantors
          -------------------------------------
agree to pay on demand by the Bank all reasonable out-of-pocket costs and expenses incurred by the Bank, including, without limitation, all fees and out-of-pocket expenses of counsel for the Bank in connection with: (i) the negotiation, preparation and enforcement of this Forbearance Agreement and all other documents and instruments executed in connection herewith or otherwise relating to this Forbearance Agreement; (ii) the assertion by any person, entity or organization, other than the Bank, of any claim or lien, encumbrance, security interest, or other interest in any of the assets of the Borrower including any attachment, garnishment, levy, notice of debtor's examination, notice of examination, judgment lien or execution lien, regardless of when such fees or expenses are incurred; (iii) the enforcement or exercise by the Bank of the Bank's rights or remedies with respect to the collection of the Obligations or to preserve, protect or enforce the Bank's interests in any bankruptcy, insolvency or reorganization case which may affect the Borrower and/or the Guarantors and any litigation, dispute, case, arbitration or action with respect to any attachment, garnishment, levy, notice of debtor's examination, judgment lien or execution which may affect the Borrower and/or the Guarantors; and (iv) any stamp or documentary tax or other similar taxes and any filing, recording or lien search fees which may be payable in connection with the execution, delivery or performance of this Forbearance Agreement or the documents comprising or relating to this Forbearance Agreement. All Obligations provided for in this Section 9.8 shall survive any termination of this Forbearance Agreement.

     9.9      Release.  The Borrower and each of the Guarantors, on behalf of
              -------
themselves, and all persons and entities claiming by, through, or under any one or more of them, hereby release, waive and forever discharge the Bank, and all of the Bank's officers, directors, attorneys, agents, affiliates, and successors and assigns, of, from, and with respect to any and all manner of action and actions, cause and causes of actions, suits, disputes, claims, counterclaims and/or liabilities, cross claims, defenses, and any claims for avoidance or other remedies available to a debtor, its estate or any trustee or representatives thereof, whether now known or unknown, suspected or unsuspected, past or present, asserted or unasserted, contingent or liquidated, whether or not well founded in fact or law, whether in contract, in tort or otherwise, at law or in equity, which the Borrower and/or the Guarantors had or now have, claim to have had, now claim to have or hereafter can, shall or may claim to have against the Bank, for or by reason of any cause, matter, or thing whatsoever arising from the beginning of the world through the date hereof, including any claims based upon, relating to or arising out of any and all transactions, relationships or dealings with or loans made to the Borrower prior to the Forbearance Closing Date.

     9.10   Survival of Representations and Warranties.  All representations and
            ------------------------------------------
warranties of the Borrower and/or the Guarantors contained in this Forbearance Agreement and in all other documents and instruments executed in connection herewith or otherwise relating to this Forbearance Agreement shall survive the execution of this Forbearance Agreement and are material and have been or will be relied upon by the Bank, notwithstanding any investigation made by any person, entity or organization on the Bank's behalf. No implied representations or warranties are created or arise as a result of this Forbearance Agreement or the documents comprising or relating to this Forbearance Agreement. For purposes of the foregoing, all statements in any certificate or other writing required by this Forbearance Agreement to be delivered to the Bank on or after the execution of this Forbearance Agreement by or on behalf of the Borrower and/or the Guarantors pursuant to and in accordance with this Forbearance Agreement or any other document or instrument executed in connection herewith or otherwise or relating to this Forbearance Agreement or in connection with the transactions contemplated thereby shall be deemed to be representations and warranties contained in this Forbearance Agreement.

     9.11 Headings.  The headings and underscoring of articles, sections and
          --------
clauses have been included herein for convenience only and shall not be considered in interpreting this Forbearance Agreement.

     9.12 Governing Law.  This Forbearance Agreement and all documents and
          -------------
instruments executed in connection herewith or otherwise relating to this Forbearance Agreement shall be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles.

     9.13 Integration.  This Forbearance Agreement and all documents and
          -----------
instruments executed in connection herewith or otherwise relating to this Forbearance Agreement, including, without limitation, the Loan Documents, constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

     9.14 Amendment and Waiver.  No amendment of this Forbearance Agreement, and
          --------------------
no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by all of the parties hereto.

     9.15 Successors and Assigns.  This Forbearance Agreement and the other Loan
          ----------------------
Documents: (i) shall be binding upon the Bank, the Borrower, and the Guarantors and upon their respective heirs, nominees, successors and assigns, and (ii) shall inure to the benefit of the Bank, the Borrower, and the Guarantors; provided, however, that neither the Borrower nor any of the Guarantors may assign any rights hereunder or any interest herein without obtaining the prior written consent of the Bank, and any such assignment or attempted assignment shall be void and of no effect with respect to the Bank.

     9.16 Severability of Provisions.  Any provision of this Forbearance
          --------------------------
Agreement that is held to be inoperative, unenforceable, void or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Forbearance Agreement are declared to be severable.

     9.17 Conflicting Provisions.  To the extent that any of the terms in this
          ----------------------
Forbearance Agreement contradict any of the terms contained in any of the Loan Documents, the terms of this Forbearance Agreement shall control.

     9.18 Joint and Several Liability.  The obligations and liabilities of the
          ---------------------------
Borrower and the Guarantors hereunder are joint and several.

     9.19 Counterparts; Effectiveness.  This Forbearance Agreement may be
          ---------------------------
executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Forbearance Agreement. This Forbearance Agreement shall be deemed to have been executed and delivered when the Bank has received counterparts hereof executed by all parties listed on the signature pages hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have caused this Forbearance Agreement to be executed as of the date first above written.

                              CORESTATES BANK, N.A.


                              By: /s/ Charles B. Cook
                                -----------------------------
                                  Charles B. Cook
                                  Vice President


ATTEST:                       KPR SPORTS INTERNATIONAL, INC.

/s/ illegible                  By: /s/ Michael G. Rubin
--------------------------        ---------------------------
Secretary                           Michael G. Rubin
                                    President


ATTEST:                       DELMAR SKI, INC.

/s/ illegible                  By: /s/ Michael G. Rubin
--------------------------        ---------------------------
Secretary                           Michael G. Rubin
                                    President


                              MR ACQUISITIONS, LLC

                                By: KPR Sports International, Inc.
                                    Authorized Member

/s/ illegible                  By: /s/ Michael G. Rubin
--------------------------        ---------------------------
Secretary                           Michael G. Rubin
                                    President


ATTEST:                       APEX SPORTS INTERNATIONAL, INC.


/s/ illegible                  By: /s/ Michael G. Rubin
--------------------------        ---------------------------
Secretary                           Michael G. Rubin
                                    President

ATTEST:                       MR MANAGEMENT, INC.


/s/                            By: /s/ Michael G. Rubin
--------------------------        ---------------------------
Secretary                           Michael G. Rubin
                               Title:________________________



ATTEST:                       KPR SPORTS INTERNATIONAL, EUROPE, BV

                              BY:  KPR Sports International, Inc.
                                   Managing Director


                              By: /s/ Michael G. Rubin
                                  ---------------------------
Secretary                          Michael G. Rubin
                                   President


/s/                               /s/ Michael G. Rubin
____________________________      _____________________________
Witness                           MICHAEL G. RUBIN

                                 Schedule 1.4
                                 ------------


No exceptions.

                                SCHEDULE 6.1(d)

Fictitious name, trade name, division or style
----------------------------------------------

Apex
Yukon

                                SCHEDULE 6.1(e)

Joint venture, partnership, enterprise or stock ownership involvement
---------------------------------------------------------------------

NONE

                                SCHEDULE 6.1(f)

Affiliate and subsidiary of each Corporate Obligor
--------------------------------------------------

NONE

CORESTATES BANK, N.A.                                 GENERAL SECURITY AGREEMENT
                                                                 QUESTIONNAIRE

--------------------------------------------------------------------------------
The undersigned ("Obligor") is entering into a Letter Agreement with Corestates Bank, N.A. In connection with the Forbearance and Amendment Agreement, Obligor is required to answer the following questions.

1. What is Obligor's exact corporate/partnership name as it appears in its certificate of incorporation/partnership agreement (or, if not a corporation or partnership, the Obligor's complete name)?

      KPR Sports International, Inc.

2. Has Obligor ever changed its name? If so, state each other name Obligor has had.

      YES - Original Name - Nationwide Liquidators, Inc.

3.   Does Obligor do business under any other name? If so, state each such name.

      NO

4. Does Obligor use or has Obligor used any trade names or trade styles? If so, list each of them.

      YUKON
      APEX

5. Has Obligor changed its identity or corporate structure in any way within the past four months? Changes in corporate structure would include incorporation of a partnership or sole proprietorship, mergers, consolidations and acquisitions. If any such change has taken place, indicate the nature of such change and give the names each corporation or other entity that was incorporated, merged or consolidated with or acquired by Obligor in such transaction (including each name under which each such corporation or entity has done business) and the address of each place of business of each such corporation or entity immediately prior to such incorporation, merger, consolidation or acquisition and within four months prior to the date of this questionnaire.

      NO

6. State the complete address (including the county) of Obligor's chief executive office and, if different from its chief executive office, the office where Obligor keeps its books and records relating to its accounts or contract rights.

      555 S. Henderson Road
      King of Prussia, Pennsylvania
      (Montgomery County)

7. Has Obligor's chief executive office or office where Obligor keeps its books and records relating to its accounts or contract rights been located at any other address during the past four months? If so, specify each such address (including the county)?

      NO

8. State the complete address (including the county) of each other place of business that Obligor presently has.

      1. Jan de Rooystraat 49             2. 1221 E. Dyer Road
         5171 DR Kaatsheuvel                 Suite 215
         HOLLAND                             Santa Ana, CA 92705

9. State the complete address (including the county) of each place of business that Obligor has had in the past four months, other than those listed in the answers to questions 6, 7 and 8.

      NONE

10. State the complete address (including the county) of each location where Obligor keeps any inventory or equipment, other that the place of business listed in the answers to question 6, 7 and 8.

      APW
      6400 Bristol Pike
      Levittown, PA 19057
      (Bucks County)

      JAM Warehouse
      425 W. Carob Street
      Compton, CA 90220

      Universal Warehouse
      2850 East Del Amo Blvd.
      Long Beach, CA 90810

11. Has any of Obligor's inventory or equipment been located during the past four months at any location other than the locations listed in the answers to questions 6,7,8,9 and 10? If so, state the complete address (including the county of each location.)

      NO

12. Does any person or entity other than Obligor have possession of any Obligors inventory or equipment? If so, state the name and address (including the county) of each such person or entity.

      NO

13. State the complete address including the county of each location leased by the Obligor and state the name and complete address of the record owner of each such location.

      555 S. Henderson Road
      King of Prussia, PA
      Owner - Michael G. Rubin
      (Montgomery County)

14. Does any person or entity other than Obligor have possession of any of Obligors inventory or equipment? If so, state the name and address (including the county) of each such person or entity.

      NO

15. Does Obligor purchase goods in which such goods might in the usual course of the purchase transaction be located, even temporarily for purposes of transshipment? If so, state the complete address (including the county) of each such location.

      Century Distribution Systems Ltd.
      610 Asian House, 1 Hennessy Road
      Wanchai, Hong Kong

16. Has Obligor acquired any of its inventory or equipment other than in the ordinary course of business. If so, specify the nature of any such acquisition.

      NO

17. Does Obligor own or have an interest in any goods other than inventory or equipment, such as crops, minerals or the like? If so, please describe such goods and state the complete address (including the county) where such goods are located.

      NO

Obligor hereby certifies that its answers to the foregoing questions are complete and correct and confirms that such answers constitute representations and warranties under the Forbearance and Amendment Agreement.


KPR Sports International, Inc.
------------------------------
   (type name of obligor)

By: /s/ Alan Schapire
    --------------------------
Name: Alan Schapire
     -------------------------
Title: Controller
      ------------------------

CORESTATES BANK, N.A.                                 GENERAL SECURITY AGREEMENT
                                                                 QUESTIONNAIRE

--------------------------------------------------------------------------------
The undersigned ("Obligor") is entering into a Forbearance and Amendment Agreement with CoreStates Bank, N.A. In connection with the Forbearance and Amendment Agreement, Obligor is required to answer the following questions.

1. What is Obligor's exact corporate/partnership name as it appears in its certificate of incorporation/partnership agreement (or, if not a corporation or partnership, the Obligor's complete name)?

      Apex Sports International, Inc.
      M.R. Management, Inc.
      M.R. Acquisitions, LLC
      Delmar Ski, Inc.
      KPR Sports International, Europe, BV

2. Has Obligor ever changed its name? If so, state each other name Obligor has had.

      NO

3.   Does Obligor do business under any other name? If so, state each such name.

      NO

4. Does Obligor use or has Obligor used any trade names or trade styles? If so, list each of them.

    Apex Sports International, Inc. - Apex
    KPR Sports International, Europe, BV - Apex, Yukon
    All Others - NO

5. Has Obligor changed its identity or corporate structure in any way within the past four months? Changes in corporate structure would include incorporation of a partnership or sole proprietorship, mergers, consolidations and acquisitions. If any such change has taken place, indicate the nature of such change and give the names each corporation or other entity that was incorporated, merged or consolidated with or acquired by Obligor in such transaction (including each name under which each such corporation or entity has done business) and the address of each place of business of each such corporation or entity immediately prior to such incorporation, merger, consolidation or acquisition and within four months prior to the date of this questionnaire.

    NO

6. State the complete address (including the county) of Obligor's chief executive office and, if different from its chief executive office, the office where Obligor keeps its books and records relating to its accounts or contract rights.

    KPR Sports International, Europe, BV
    Jan de Rooystraat 49
    5171 Dr Kaatsheuvel
    HOLLAND

    All Others
    555 S. Henderson Road
    King of Prussia, PA 19406
     (Montgomery County)

7. Has Obligor's chief executive office or office where Obligor keeps its books and records relating to its accounts or contract rights been located at any other address during the past four months? If so, specify each such address (including the county)?

      NO

8. State the complete address (including the county) of each other place of business that Obligor presently has.

      N/A

9. State the complete address (including the county) of each place of business that Obligor has had in the past four months, other than those listed in the answers to questions 6, 7 and 8.

      NONE

10. State the complete address (including the county) of each location where Obligor keeps any inventory or equipment, other than the place of business listed in the answers to questions 6,7 and 8.

      N/A

11. Has any of Obligor's inventory or equipment been located during the past four months at any location other than the locations listed in the answers to questions 6,7,8,9 and 10? If so, state the complete address (including the county of each location.)

      NO

12. Does any person or entity other than Obligor have possession of any of Obligors inventory or equipment? If so, state the name and address (including the county) of each such person or entity.

      NO

13. State the complete address including the county of each location leased by the Obligor and state the name and complete address of the record owner of each such location.

      KPR Sports International, Europe, BV
      Jan de Rooystraat 49
      5171 Dr Kaatsheuvel
      HOLLAND

      All Others - NONE

14. Does any person or entity other than Obligor have possession of any of Obligors inventory or equipment? If so, state the name and address (including the county) of each such person or entity.

      NO

15. Does Obligor purchase goods in which such goods might in the usual course of the purchase transaction be located, even temporarily for purposes of transshipment? If so, state the complete address (including the county) of each such location.

     NO


16. Has Obligor acquired any of its inventory or equipment other than in the ordinary course of business. If so, specify the nature of any such acquisition.

     NO


17. Does Obligor own or have an interest in any goods other than inventory or equipment, such as crops, minerals or the like? If so, please describe such goods and state the complete address (including the county) where such goods are located.

     NO


Obligor hereby certifies that its answers to the foregoing questions are complete and correct and confirms that such answers constitute representations and warranties under the Forbearance and Amendment Agreement.

Apex Sports International, Inc.             KPR Sports International, Europe, BV
M.R. Management, Inc.                       By: KPR Sports International, Inc.
Delmar Ski, Inc.                                -------------------------------
---------------------------------           By: /s/ illegible
By: /s/ illegible                               -------------------------------
    -----------------------------           Name: Alan Schapire
Name: /s/ Alan Schapire                           -----------------------------
      ---------------------------           Title: Controller-U.S.
Title: Controller                                 -----------------------------
      ---------------------------

                                            M.R. Acquisitions, LLC
                                            -----------------------------------
                                            By: /s/ illegible
                                                -------------------------------
                                            Name: Alan Schapire
                                                  -----------------------------
                                            Title: Controller
                                                  -----------------------------

                                 SCHEDULE 6.3

Location of Assets of Borrower and the Guarantor
------------------------------------------------

Main Office and Warehouse:  555 S. Henderson Rd., King of Prussia, PA

California Sales Office:    1221 E. Dyer Rd., Suite 215, Santa Ana, CA

European Sales Office & Warehouse:  Jan de Rooystraat 49, 5171 DR, Kaatsheuvel,
                                    Holland

Public Warehouses/Distribution Centers:
       APW, 6400 Bristol Pike, Levittown, PA
       JAM Warehouse, 425 W. Carob St., Compton, CA
       Universal Warehouse, 2850 East Del Amo Blvd., Long Beach, CA

Asian Consolidator:  Century Distribution Systems, Ltd.
                     610 Asian House, 1 Hennessy Rd.
                     Wanchai, Hong Kong

Real Property:       None - All real property leased.

                                 SCHEDULE 6.8

Litigation and Contingent Liabilities
-------------------------------------

NONE